Equity	6 Months Ended
Jun. 30, 2026
Equity [Abstract]
Equity
Note 13. Shareholders' Equity (Deficit)
Share Repurchase Program
In January of 2025, the Company repurchased 52,965 ADSs in the open market for a total consideration of $110 (including transaction costs of $3) under its previously announced share repurchase program. The Company funded the repurchases with cash on hand and all shares were purchased through the open market. The share repurchase program was terminated on August 22, 2025.
Warrant
On September 8, 2025, in connection with the acquisition of intellectual property from a third party, the Company issued a warrant to purchase up to 10,000,000 Ordinary Shares at $1.214 per share (equivalent to $12.14 per ADS), expiring on September 8, 2032. The warrant met equity classification requirements and was recorded in additional paid‑in capital at its grant‑date fair value of $212. The warrant is not remeasured after issuance. The warrant remained outstanding and was out-of-the-money as of June 30, 2026.
Issuances Under the Equity Incentive Plan
During the six months ended June 30, 2026, the Company issued an aggregate of 925,365 ADSs in connection with the vesting of restricted stock units ("RSUs") previously granted under the Mynd.ai Equity Incentive Plan (the “Equity Incentive Plan”) to certain of the Company’s employees, executive officers and directors. Subsequent to June 30, 2026, the Company issued an aggregate of 219,205 ADSs in connection with the vesting of RSUs previously granted under the Equity Incentive Plan.